                                                                   EXHIBIT 10.37

                         AGREEMENT RELATED TO SEVERANCE

         This Agreement (this "Agreement"), dated as of May 1, 2002, is between Paradigm Genetics, Inc., a Delaware corporation ("Paradigm") and Ian Howes, currently employed as Paradigm's Chief Financial Officer ("Executive").

1. As an inducement for Executive to remain in his current position, Paradigm agrees that Executive will be entitled to the severance benefits described in Paragraph 3 if Executive's employment with Paradigm is terminated without "Cause". For purposes of this Agreement, "Cause" shall mean and include: (i) drug or alcohol abuse; (ii) conviction of a felony or crime involving moral turpitude; (iii) any act involving dishonesty in the performance of Executive's duties, including, without limitation, fraud, misappropriation or embezzlement; (iv) a material breach of this Agreement; or (v) any willful or grossly negligent act or omission by Executive having a material adverse effect on the business of the Company.

2. In return for the severance benefits described in Paragraph 3, which Executive acknowledges exceed the benefits to which Executive otherwise is entitled, Executive agrees to execute a release in a form substantially similar to the release attached to this Agreement as Attachment A. The release will be dated as of Executive's final day of employment.

3. If Executive is terminated by Paradigm without Cause or if (i) Executive is removed from his position as Chief Financial Officer, or (ii) Executive's salary is decreased either of which shall be deemed a termination, Executive shall be entitled to the following benefits:

     a) Paradigm will continue to pay Executive his then current salary and provide his then current healthcare benefits (less applicable deductions and withholdings) for twelve (12) months following the Executive's final date of employment.

     b) If Paradigm is acquired or a change of control of ownership with respect to Paradigm occurs at anytime during the twelve (12) month period described above, all amounts of salary and the cash equivalent of the cost of COBRA expense for the remainder of the twelve (12) month period shall be due and payable to Executive in full.

4. The parties agree that Paradigm has no prior legal obligations to provide the additional monetary payments and other benefits specified in Paragraph 3, which are exchanged for Executive's promises and agreements herein.

5. Executive agrees that the only consideration for signing this Agreement are the terms stated herein and that no other promises or assurances of any kind have been made to him by Paradigm, its attorneys, or any other person as inducement to sign this Agreement. Therefore, this Agreement constitutes the entire understanding of the parties, and no representation, promise or inducement not included herein shall be binding upon the parties.

6. Executive agrees that he will not disclose matters relating to the contents of this Agreement, including the amount of monetary payments and other benefits, to anyone other than his spouse, attorneys, and accountants or financial advisors for professional counseling. Executive also agrees that he will take every precaution to ensure that his spouse, attorneys, accountants or financial advisors maintain the confidentiality provisions of this Agreement before any disclosure is made as permitted by this paragraph.

7. Executive understands and agrees that Paradigm's obligation to perform under this Agreement is constituted upon Executive's performance of all agreements, releases, and covenants to Paradigm as set forth herein.

8. Executive acknowledges that he possesses sufficient education and experience to fully understand the terms of this Agreement as it has been written, the legal and binding effect of this Agreement, and the exchange of monetary payments and other benefits for promises herein.

9. This Agreement shall inure to and be binding upon the parties hereto, and their respective heirs, legal representatives, successors, and assigns.

10. This Agreement is made and entered into in the State of North Carolina and shall in all respects be construed, enforced, and governed in accordance with the laws of North Carolina, except as federal laws may apply.

11. In the event that one or more of the provisions, or portions thereof, of this Agreement is determined to be illegal or unenforceable, the remainder of this Agreement shall not be affected thereby, and each remaining provision or portion thereof shall continue to be valid and effective and shall be enforceable to the fullest extent permitted by law.

12. Executive states that he has carefully read the foregoing Agreement, that the terms are fully understood, and that he voluntarily accepts these terms and signs the same as his own free act.

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In witness whereof, the parties hereto have executed this Agreement as of
August, ______, 2002.

                                       -----------------------------------------
                                                       Ian Howes

I acknowledge that I have been advised to consult with an attorney, prior to signing this Agreement.


                                                             Date
--------------------------------------                            --------------
                Ian Howes

I acknowledge that I have been advised that I have up to forty-five (45) days to consider this Agreement and I may revoke my agreement within seven (7) days of signing.

                                                             Date
--------------------------------------                            --------------
                Ian Howes

Notary Public
North Carolina

_____________ County

I, _________________, a Notary Public for said County and State, do hereby certify that __________________________ personally appeared before me this day and acknowledged the due executive of the foregoing instrument. Witness my hand and official seal, this the _____ day of ________, 20___.


                           --------------------------
                                  Notary Public

My commission expires ________________________, 20____.

FOR PARADIGM GENETICS, INC.
                                             By:
                                                --------------------------------

                                             Title:
                                                   -----------------------------
Notary Public
North Carolina

_____________ County

I, _____________________, a Notary Public for said County and State, do hereby certify that ______________________________ personally appeared before me this day and acknowledged the due executive of the foregoing instrument. Witness my hand and official seal, this the _____ day of ________, 20___.


                           --------------------------
                                  Notary Public

My commission expires ________________________, 20____.

ATTACHMENT A

FORM OF RELEASE

1. Executive hereby fully and expressly, knowingly, voluntarily and unconditionally releases, acquits, and forever discharges Paradigm, its past and present owners, stockholders, agents, directors, officers, employees, divisions, subsidiaries and affiliates, predecessors, successors and assigns (collectively referred to as Releasers) from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, rights, demands, losses, debts, expenses, and attorney fees and cost of any nature whatsoever, known or unknown, with regard to any transaction or event occurring prior to the date of this Agreement. Notwithstanding the foregoing or anything herein to the contrary, Executive shall be entitled to such indemnification or indemnifications provided by Paradigm to or for its officers and/or directors in connection with their service as officers and/or directors, including but not limited to, any such indemnification as is or has been provided for in the Articles of Incorporation, bylaws, contracts or insurance policies of Paradigm for the protection or indemnification of Paradigm's officers or directors.

2. Executive agrees and understands that this release includes, but is not limited to, all claims under Title VII of the Civil Rights act of 1964, 42 U.S.C. Section 2000e, et. seq., as amended, the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et. seq., the Rehabilitation act of 1973, 29 U.S.C. Section 701 et. seq., and all other federal or state laws and statutes or common law claims arising out of, or relating to his employment with Paradigm or with regard to any other transactions or events occurring prior to the date of this Agreement. Executive further agrees that he will not file, commence, prosecute or participate in any charge, claim, or lawsuit against Paradigm or any Releasers based on or arising from the matters released herein. Executive also agrees to indemnify and hold Paradigm harmless from any claims and expenses Paradigm may incur as a result of any failure by Executive to pay taxes, which may be due as a result of the payment by Paradigm herein.

3. Executive further agrees and understands that this Agreement includes, but is not limited to, all claims under the Federal Age Discrimination and Employment Act of 1967, as amended, 29 U.S.C. Section 621, et. seq., and any other state or local laws concerning age discrimination, which may have arisen prior to the date of this Agreement. Executive acknowledges that he has been advised by Paradigm that he has up to forty-five (45) days to consider this Agreement and that he may revoke his acceptance of this Agreement within seven (7) days of signing. Further, Executive acknowledges that he is advised to consult with legal counsel of his own choice and at his own expense to seek clarification of any of the Agreement's terms prior to signing this Agreement.

4. Executive agrees that he will not use for himself nor will he disclose to any other person, business, company or corporation any trade secret, data, knowledge or other proprietary information of or about Paradigm or its affiliates. Further, in accordance with normal ethical and professional standards, Executive will refrain from taking actions or making statements, written or oral, which disparage or defame the goodwill or reputation of Paradigm, its affiliates or their present/former directors, officers, executives, and employees, or make statements which could adversely affect the morale of other Paradigm employees. Furthermore, Paradigm agrees, when requested by a prospective employer for Executive that it will give a positive recommendation. Any reference requests must be referred to the Vice President, Human Resources.

5. Executive acknowledges and recognizes that his violation of this Agreement will cause Paradigm irreparable damage and Paradigm will have no adequate remedy at law for such violation. Accordingly, Executive agrees that Paradigm shall be entitled as a matter of right to an injunction out of any court of competent jurisdiction, restricting any further violation of the Agreement or covenants contained therein. Such right to injunctive relief shall be cumulative and in addition to any other remedies Paradigm may have at law, including the right to recover from Executive the entire amount paid to Executive under the Agreement Related to Severance between Executive and Paradigm, dated May 1, 2002. Nothing in this Agreement shall be construed to abridge or limit in any way Executive's ability to enjoy the benefits of this Agreement, nor shall any terms of this Agreement be construed to limit any resource, right or remedy at law or in equity, which Executive may have for breach thereof. Further, Executive hereby agrees to indemnify and hold Paradigm and each of the Releasers harmless from and against all loss, damage or expense, including without limitation, attorneys' fees and costs incurred by Paradigm, or any Releaser arising out of Executive's breach of this Agreement.

6. This Agreement shall endure to and be binding upon the parties hereto, the respective heirs, legal representatives, successors, and assigns.

7. This Agreement is made and entered into in the State of North Carolina and shall in all respects be construed, enforced, and governed in accordance with the laws of North Carolina, except as federal laws may apply.

8. In the event that one or more of the provisions, or portions thereof, of this Agreement is determined to be illegal or unenforceable, the remainder of this Agreement shall not be affected thereby, and each remaining provision or portion thereof shall continue to be valid and effective and shall be enforceable to the fullest extent permitted by law.

9. Executive further states that he has carefully read the foregoing Agreement, that the terms are fully understood, and that he voluntarily accepts these terms and signs the same as his own free act.

In witness whereof, I have hereunto signed my name and affixed my seal this ____ day of _______, 2002.

                                       -----------------------------------------
                                                        Ian Howes

I acknowledge that I have been advised to consult with an attorney, prior to signing this Agreement.

                                                             Date
--------------------------------------                            --------------
                Ian Howes

I acknowledge that I have been advised that I have up to forty-five (45) days to consider this Agreement and I may revoke my agreement within seven (7) days of signing.

                                                             Date
--------------------------------------                            --------------
                Ian Howes

Notary Public
North Carolina

_____________ County

I, ____________________, a Notary Public for said County and State, do hereby certify that ________________________________ personally appeared before me this day and acknowledged the due executive of the foregoing instrument. Witness my hand and official seal, this the _____ day of ________, 20___.

                           --------------------------
                                  Notary Public

My commission expires ________________________, 20____.

FOR PARADIGM GENETICS, INC.
                                             By:
                                                --------------------------------

                                             Title:
                                                   -----------------------------
Notary Public
North Carolina

_____________ County

I, _____________________, a Notary Public for said County and State, do hereby certify that __________________________________ personally appeared before me this day and acknowledged the due executive of the foregoing instrument. Witness my hand and official seal, this the _____ day of ________, 20___.

                           --------------------------
                                 Notary Public

My commission expires ________________________, 20____.